INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED march 28, 2023 TO THE PROSPECTUSES DATED
february 28, 2023, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Balanced Multi-Asset Allocation ETF (PSMB)
Invesco Conservative Multi-Asset Allocation ETF (PSMC)
Invesco Growth Multi-Asset Allocation ETF (PSMG)
Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)
(each, a “Fund”)
Effective immediately, each Fund’s Summary Prospectus and Statutory Prospectus are revised as described below.
1. The following information replaces in its entirety the table appearing in the section titled “Portfolio Managers” of each Summary Prospectus and in the section titled “Summary Information – Portfolio Managers” of each Statutory Prospectus:
Name	Title with Sub-Adviser/ Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Head of Equities and Director of Portfolio Management of the Adviser; Vice President of the Trust	February 2017

Michael Jeanette	Senior Portfolio Manager of the Adviser	February 2017

Jeffrey Bennett	Portfolio Manager of the Sub-Adviser	April 2020

Alessio de Longis	Portfolio Manager of the Sub-Adviser	March 2023

2. The following information replaces in its entirety the information appearing in the section titled “Management of the Fund – Portfolio Managers” of each Statutory Prospectus:
The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund and in overseeing the Sub-Adviser’s investment activities. This team approach brings together many disciplines and leverages the Adviser's extensive resources. In this regard, Peter Hubbard, Michael Jeanette, Jeffrey Bennett and Alessio de Longis (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategies and researching and reviewing investment strategies.
Each Portfolio Manager has limitations on their authority for risk management and compliance purposes that the Adviser believes to be appropriate.
•
Peter Hubbard, Head of Equities and Director of Portfolio Management of the Adviser and Vice President of the Trust, has been responsible for the management of the Fund since February 2017. He has been responsible for the management of certain funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
•
Michael Jeanette, Senior Portfolio Manager of the Adviser, has been responsible for the management of the Fund since February 2017. He has been responsible for the management of certain funds in the Invesco family of ETFs since August 2008 and has been associated with the Adviser since 2008.

The Adviser has overall responsibility for the general management and administration of the Fund. The Adviser oversees the Sub-Adviser’s investment of the Fund’s assets. Investment decisions for the Fund are made by investment management teams at the Sub-Adviser. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s investments:
•
Jeffrey Bennett, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since April 2020 and has been associated with the Sub-Adviser and/or its affiliates since 2019. From 2016 to 2019, he was a Senior Portfolio Manager at OppenheimerFunds.
•
Alessio de Longis, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since March 2023 and has been associated with the Sub-Adviser and/or its affiliates since 2019. Prior to joining the Sub-Adviser, Mr. de Longis was associated with OppenheimerFunds since 2004.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
Please Retain This Supplement For Future Reference.
ACTIVE-SUMSTAT-SUP 032823